EXHIBIT 10.35

TENTH AMENDMENT TO OFFICE LEASE

This Tenth Amendment to Office Lease (this “Tenth Amendment”) is made and entered into as of January 29, 2008, by and between WA—THREE BELLEVUE CENTER, L.L.C., a Delaware limited liability company (“Landlord”), and INFOSPACE, INC., a Delaware corporation (“Tenant”).

RECITALS:

A. Landlord, as successor-in-interest to Three Bellevue Center LLC, a Washington limited liability company, and Tenant, formerly known as InfoSpace.com, Inc., a Delaware corporation, entered into that certain Office Lease Agreement dated March 10, 2000, as supplemented by that certain letter dated October 10, 2000, as amended by that certain First Lease Amendment dated August 1, 2000, and that certain Second Lease Amendment dated August 25, 2000, as supplemented by that certain letter dated May 18, 2001, and that certain letter dated August 31, 2001, as amended by that certain Third Lease Amendment dated June 4, 2002, and that certain Fourth Lease Amendment dated May 16, 2003, as supplemented by that certain letter dated June 3, 2003 , as amended by that certain Fifth Lease Amendment dated June 23, 2004, as supplemented by that certain letter dated September 1, 2005, and as amended by that certain Sixth Amendment dated September 26, 2005, that certain Seventh Amendment dated April 10, 2006, that certain Eighth Amendment to Office Lease Agreement, dated September 20, 2007, and that certain Ninth Amendment to Office Lease, dated December 21, 2007 (the “Ninth Amendment”) (collectively, the “Lease”), pursuant to which Landlord leases to Tenant and Tenant leases from Landlord those certain space (the “Premises”) located in that certain office building located at 601 108th Avenue, N.E., Bellevue, Washington (“Building”) and commonly known as Key Center.

B. The parties desire to amend the Lease on the terms and conditions set forth in this Tenth Amendment.

AGREEMENT:

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows.

1. Defined Terms. Except as explicitly set forth in this Tenth Amendment, each initially capitalized term when used herein shall have the same respective meaning as is set forth in the Lease.

2. Motricity Lease; LOCs. Landlord and Tenant hereby acknowledge and agree that all references in Section 6 of the Ninth Amendment (except the reference in the first sentence of Section 6.1 of the Ninth Amendment) to “January 31, 2008” are hereby deleted in their entirety and are replaced with “February 15, 2008”.

KEY CENTER
[Infospace, Inc.]

3. No Other Modifications. Except as otherwise provided herein, all other terms and provisions of the Lease shall remain in full force and effect, unmodified by this Tenth Amendment.

4. Counterparts. This Tenth Amendment may be executed in any number of original counterparts. Any such counterpart, when executed, shall constitute an original of this Tenth Amendment, and all such counterparts together shall constitute one and the same Tenth Amendment.

5. Conflict. In the event of any conflict between the Lease and this Tenth Amendment, this Tenth Amendment shall prevail.

IN WITNESS WHEREOF, the parties have entered into this Tenth Amendment as of the date first set forth above.

“LANDLORD”:

WA—THREE BELLEVUE CENTER, L.L.C., a Delaware limited liability company

By:	/s/ Jeremy B. Fletcher
Jeremy B. Fletcher,
Senior Managing Director

“TENANT”:

INFOSPACE, INC., a Delaware corporation

By:	/s/ David Binder
	Its:	CFO

By:	/s/ Jim Voelker
	Its:	Chairman and CEO

-2-	KEY CENTER
[Infospace, Inc.]

NOTARY PAGES

STATE OF WASHINGTON)
)	ss.
COUNTY OF KING)

I certify that I know or have satisfactory evidence that David Binder is the person who appeared before me, and said person acknowledged that (he/she) signed this instrument, on oath stated that (he/she) was authorized to execute the instrument and acknowledged it as the CFO of Infospace, Inc., a Delaware corporation, to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

Dated:	January 29, 2008

/s/ Barbara A. Thrall
(Signature)

(Seal or stamp)

Title:	Sr. Corporate Paralegal

Notary Public in and for the State of WA

My appointment expires: January 19, 2011

STATE OF WASHINGTON)
)	ss.
COUNTY OF KING)

I certify that I know or have satisfactory evidence that Jim Voelker is the person who appeared before me, and said person acknowledged that (he/she) signed this instrument, on oath stated that (he/she) was authorized to execute the instrument and acknowledged it as the Chairman and CEO of Infospace, Inc., a Delaware corporation, to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

Dated:	January 29, 2008

/s/ Barbara A. Thrall
(Signature)

(Seal or stamp)

Title:	Sr. Corporate Paralegal

Notary Public in and for the State of WA

My appointment expires: January 19, 2011

-3-	KEY CENTER
[Infospace, Inc.]

STATE OF CALIFORNIA	)
)
COUNTY OF LOS ANGELES	)

On January 30, 2008, before me, Elicia A. Hauschild, a Notary Public, personally appeared Jeremy B. Fletcher, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the forgoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature	/s/ Elicia A Hauschild	(Seal)

-4-	KEY CENTER
[Infospace, Inc.]